Exelon Announces Acquisition of Pepco Holdings, Inc. April 30, 2014 Exhibit 99.2

Cautionary Statements Regarding Forward-Looking
Information
Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-
looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,”
“expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,”
“objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation
(Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or
PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’
expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect;
(9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger;

Cautionary Statements Regarding Forward-Looking
Information (Continued)
(10) the companies may not realize the values expected to be obtained for properties expected or required to be sold;
(11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and
(12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and
Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2013 Annual
Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition
and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; and (2) PHI’s 2013
Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial
Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-
looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

Agenda
Transaction Overview and Exelon
Strategic Rationale
Chris Crane
President and CEO, Exelon
Benefits to PHI Shareholders and
Customers
Joe Rigby
Chairman, President and CEO,
Pepco Holdings
Combined Company Profile
and Financial Summary
Jack Thayer
Executive Vice President and
CFO, Exelon
Closing Comments
Chris Crane
President and CEO, Exelon
Q&A Session

Executive Summary
•
A strategic
acquisition that creates the leading Mid-Atlantic electric and gas utility. The combined utility businesses will serve nearly 10 million customers, with a rate base of ~$26 billion.
•
Purchase price of $27.25 per share.
•
Earnings composition supports incremental leverage and is expected to be highly accretive to operating earnings starting in the first full year post-close with steady-
state accretion of $0.15-$0.20 per share starting in 2017
•
Increases Exelon’s utility derived earnings and cash flows, providing a solid base for the dividend and maintaining the upside from a recovery in power markets.
•
Balanced financing mix allows Exelon to maintain balance sheet strength
and
provides  flexibility to continue to invest in opportunities aligned with our growth strategy.
•
The combination of Exelon and Pepco Holdings (PHI) will offer significant benefits to customers.

- Geographic fit and economies of scale create opportunities to realize significant cost savings, improve customer reliability and accelerated storm response.
- Leverages BGE integration experience and metrics driven approach to performance.
- Regulated business contributes 60%-65% to Pro Forma earnings over 2015-2016 (increased from 55%-60%).
- Positions Exelon to retain balanced earnings mix between its regulated and unregulated businesses as power prices recover.
- Expands opportunities to drive long-term regulated earnings growth (pro forma ~6% rate base growth) through sizeable on-going infrastructure investments.
- Creates significant earnings accretion starting first full year of operations.
- Credit benefit from incremental regulated growth and diversification.
- Accelerates growth of regulated earnings and cash flows.
- Supports Exelon's long-term balanced growth strategy.

Exelon.

5 Strategic Rationale Growing regulated cash flow and earnings while maintaining upside from power price recovery Strong financial fit Strong geographic fit and operations mix

Expertise in Operating Regulated Utilities in Large
Metropolitan Areas
Commonwealth Edison Potomac Electric Power
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
3,800,000
11,400 sq.
miles
23,753 MW
$8.7 bn
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
801,000
640 sq. miles
6,674 MW
$3.4 bn
PECO Energy Atlantic City Electric Co.
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
2,100,000
2,100 sq. miles
8,983 MW
$5.4 bn
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
545,000
2,700 sq. miles
2,797 MW
$1.6 bn
Baltimore Gas & Electric Delmarva Power & Light
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
1,900,000
2,300 sq. miles
7,236 MW
$4.6 bn
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
632,000
5,000 sq. miles
4,121 MW
$2.0 bn
___________________________
Source: Company filings.
Note: Operational statistics as of 12/31/2013
DE
MD
PA
NJ
VA
Philadelphia
Baltimore
Dover
Wilmington
Trenton
Washington, DC
IL
Chicago
Potomac Electric Power Service Territory
Atlantic City Electric Co. Service Territory
Delmarva Power & Light Service Territory
Baltimore Gas and Electric Co. Service Territory
PECO Energy Service Territory
ComEd Service Territory
Operating Statistics Combined Service Territory

Transaction Overview
Consideration
Headquarters
Governance
All-cash transaction
Upfront transaction premium of 24.7%
(1)
Corporate headquarters: Chicago
No change to utilities’ headquarters
Significant employee presence maintained in IL, PA, MD, DC,
DE and NJ
President and CEO: Chris Crane
No change to Exelon senior management team
No change to Exelon Board of Directors
Expect to close 2
nd
or 3
rd
quarter 2015
PHI shareholder approval later in 2014
Regulatory approvals including FERC, DOJ, DC, DE, MD, NJ and VA
(1) Based on PHI closing stock price as of April 25, 2014.
(2) Subject to market conditions
~50% debt
Remainder via issuance of equity (including mandatory convertibles)
and up to $1B of cash from non-core asset sales
(2)
Approvals and Timing
Financing

Regulatory Approval Timeline
• Applications for approval will be filed as promptly as possible and no later than 60 days from the time of the announcement.
• FERC has 180 days to review the transaction and issue an order. We would expect approvals by FERC, Virginia and DOJ within 180 days.
• Expect Maryland PSC to issue a merger order within 225 days of the application as required by law.
• Anticipate other state commissions may take as long as Maryland or slightly longer to review merger applications.
• Targeting a 2 or 3 quarter 2015 closing. rd
nd

•
Attractive 24.7% premium (1) for PHI shares
•
Commitment to build upon significant improvements in system reliability, customer service and outage restoration
•
Direct benefits for Atlantic City Electric, Delmarva Power and Pepco’s customers
$100 million Customer Investment Fund for rate credits, low income assistance, energy efficiency programs
Commitment to further improve system reliability
Enhanced storm restoration capabilities
•
Shared culture of continuous improvement, accountability, safety, and community support
Leverage operational and customer service best practices
Commitment to highest ever levels of charitable giving for 10 years
Delivering Value to PHI’s Shareholders, Employees, Customers
and Local Communities
(1) Based on PHI closing stock price as of April 25, 2014.
•
Immediately takes PHI to the “next level” as part of larger, well capitalized company

Financial Overview

Transaction Economics Are Attractive
(1)
(3)
(1) Reflects 2015 YE rate base
•
Significantly earnings accretive starting in first full year after closing. Anticipate run-rate accretion of $0.15-$0.20 per share starting in 2017.
•
Supports incremental leverage at Exelon and maintains investment grade ratings at
Exelon and PHI entities.
•
An incremental ~$8.3 billion
(1)
in regulated rate base adds meaningful size to Exelon’s
regulated business -- bolstering regulated earnings, stable cash flows and financial strength.
•
~$3.1 billion of regulated CapEx during 2015-2017 adds attractive rate base growth opportunities to supplement Exelon’s current investment program.
•
Utility earnings can fully support Exelon dividend of $1.24 per share by 2015.
•
Net synergies of more than $250 million over the first five years, of which one-third is retained.
•
Preserves power market recovery upside.
•
Committed financing in place with balanced permanent financing mix.

Earnings Accretive First Full Year
(1)
Transaction Economics
Exelon Consolidated S&P FFO/Debt
2016 2015
(1) Assumes funding mix of assumed debt, new debt, asset sales and equity issuance with appropriate discount to market price
(2) Reflects YE rate base
The transaction is significantly EPS accretive, adds to rate base growth and further strengthens our financials
2015-2016 Operating Earnings
60%-65%
35%-40%
Pro Forma Business Mix
Regulated
Unregulated
Rate Base Growth ($B)
(2)
2016
$31.8
$23.0
$8.8
2015
$30.0
$21.7
$8.3
2014
Exelon
PHI
2017 2016
$0.10 - $0.15
$0.15 - $0.20
$20.0
24%
22%
Achieve run-rate
accretion of
$0.15-$0.20
starting in 2017
+6%
+50%

Financing Overview
Committed $7.2 billion bridge facility signed and in place to support the contemplated transaction and provide flexibility for timing of permanent financing.
Interim
Financing
Permanent
Financing
Exelon will use a balanced mix of debt, equity and cash to finance the acquisition in order to maintain current investment grade ratings at all registrants
Strong liquidity profile for combined company, supported by revolving credit facilities totaling $9.5 billion.
Adequate liquidity will be maintained to support all utility operations.
Opportunities to right size liquidity facilities will be explored.
Liquidity
No change of control provisions in public debt of PHI or subsidiaries.
Future PHI maturities expected to be refinanced at Exelon Corp as needed
– no further debt issuance at PHI expected post-closing.
Exelon Corporation debt will be used for regulated investment in utilities;
Exelon Generation debt will be used to fund competitive growth.
Go Forward
Financing Plan
(1) Subject to market conditions
Financing structure fully expected to maintain investment grade ratings at all Exelon and PHI registrants.
Permanent financing will include Exelon Corp debt, equity (including mandatory convertibles) and cash proceeds from asset sales
(1)
.

Closing Comments
• Transaction is another example of our actions to grow our company, our earnings and our returns to our shareholders.
• Opportunity to create significant customer savings and build upon existing reliability enhancements.
• Tremendous value unlocked through the addition of incremental regulated operating earnings and cash flows.
• Accelerates our ability to fully fund the external dividend from our regulated operations.
• Balance sheet remains strong after this transaction and allows us flexibility to pursue additional regulated and merchant investments.

Appendix

Standalone Pro Forma
Exelon PHI
Regulated Jurisdictions IL, MD, PA DC, DE, MD, NJ
DC, DE, IL, MD, NJ,
PA
Electric Customers (in M) 6.65 1.85 8.50
Gas Customers (in M) 1.15 0.13 1.28
Total Customers (in M) 7.80 1.98 9.78
Utility Service Area (Square Miles) 15,800 8,340 24,140
Electric Transmission (Miles) 7,404 4,600 12,004
Electric Distribution (Miles) 113,345 34,100 147,445
Gas Transmission (Miles) 194 105 299
Gas Distribution (Miles) 13,818 3,157 16,975
A Compelling Combination – Creates The Premier
Mid-Atlantic Utility Franchise
___________________________
Source: Company filings.
Note: Operational statistics as of 12/31/2013
Combined Statistics

$700
$600
$550
$350
$300
$325
Exelon Utilities: Capital Expenditures and Rate Base
(1)
2016E
$4,300
$1,925
$425
$800
$275
2015E
$4,425
$2,025
$475
$800
$225
2014E
$4,725
$1,775
$825
$825
$250
ComEd PECO BGE Pepco DPL ACE
Strong rate base growth will provide stable utility earnings growth
Rate Base ($B) Capital Expenditures ($M)
(2)
$4.0
$4.3
$2.4
$2.5
$3.8
$2.3
2016E
$6.1
$5.3
$11.6
$2.0
$30.0
$10.7
$5.9
$5.1
$1.8
2014E
$27.7
$9.5
$5.7
$4.8
$1.7
2015E
$31.8
(1) Illustrative view of combined company
(2) Numbers rounded to nearest $25 million

Pro Forma Debt Maturity Profile
(1)
310
2022
1,433
700
2016
1,557
102
190
1,265
2015
1,975
115
250
260
800
2014
632
382
250
550
600
523
2021
889
239
650
2020
1,600
500
1,100
2019
912
12
300
600
2018
1,594
254
1,340
2017
1,220
14
81
425
ExCorp PHI Holdco PHI Regulated EXC Regulated ExGen
Ample liquidity and manageable debt maturities
(1) PHI Regulated debt includes $100 mm term loan which matures in 2014; ExGen debt includes former CEG debt assumed by ExGen; Excludes PHI unregulated debt which totals $25 mm; Includes Exelon’s regulated capital trust securities; Excludes tax-exempt, preferred and non-recourse debt; Acquisition debt will be held at corporate but is not included. Source
Bloomberg, Company Filings.

Corporate Structure
Exelon Corporation
Commonwealth Edison
Baltimore Gas &
Electric
Potomac Electric
Power Company
Delmarva Power &
Light
Atlantic City Electric
Company
Exelon Energy
Delivery Company
Conectiv
Pepco Holdings
SPE
RF Holdco
Exelon Generation
Pepco Energy
Services
Type Amt ($mm)
FMB $650
Notes $200
Tax Exempt $78
Medium
Term Notes $40
Total $968
Type Amt ($mm)
FMB $761
Transition
Bonds (2) $246
Term Loan $100
Total $1,107
Type Amt ($mm)
Recourse (2) $11
Total $11
Type Amt ($mm)
FMB (2) $2,310
Total $2,310
Type Amt ($mm)
Secured
Notes $14
Total $14
Type Amt ($mm)
Notes $706
Total $706
Type Amt ($mm)
Notes $1,750
Rate Stabilization (2) $265
Trusts $258
Total $2,273
Type Amt ($mm)
FMB $5,579
Trusts $206
Other $140
Total $5,924
Type Amt ($mm)
FMB $2,200
Trusts $184
Total $2,384
Type Amt ($mm)
Notes (1) $5,771
Non-Recourse (2) $1,516
Total $7,287
Type Amt ($mm)
Notes $1,300
Total $1,300
PECO Energy
Potomac Capital
Investment Corporation
Note: Simplified organizational chart; additional subsidiaries are not shown. Former direct and indirect subsidiaries of PHI are in red; newly created ring fencing entity is in green
Note:  Debt outstanding is as of 3/31/14; does not include any projected acquisition financing
(1)
Includes intercompany loan agreements between Exelon and Generation that mirror the terms and amounts of the third-party obligations of Exelon
(2)
The following retirements occurred in April 2014 and are not reflected on the chart above: PCI Recourse Debt - $11M, PEPCO FMB $175M, ACE Transition Bonds - $10M, BGE
Rate Stabilization Bonds - $35M, various ExGen Project Finance Debt - $3M